As filed with the U.S. Securities and Exchange Commission on August 8, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23293

The Cushing Mutual Funds Trust
(Exact name of registrant as specified in charter)

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Address of principal executive offices) (Zip code)

John H. Alban

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Name and address of agent for service)

214-692-6334

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2022

Item 1. Reports to Stockholders.

(a)

THE CUSHING® FUNDS
A SWANK CAPITAL FUND FAMILY

Semi-Annual Report

May 31, 2022

Cushing® NextGen Infrastructure Fund*
Global Clean Equity Fund

www.cushingfunds.com | www.cushingasset.com

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive shareholder reports in paper will apply to all funds held in your account.

*formerly, Cushing® MLP Infrastructure Fund

Table of Contents

Shareholder Letters (Unaudited)	1
Hypothetical Growth of a $10,000 Investment (Unaudited)	6
Expense Examples (Unaudited)	8
Allocation of Portfolio Assets (Unaudited)	10
Schedules of Investments (Unaudited)	12
Statements of Assets & Liabilities (Unaudited)	19
Statements of Operations (Unaudited)	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements (Unaudited)	26
Additional Information (Unaudited)	35
Board Approval of Investment Management Agreement (Unaudited)	38

Cushing® NextGen Infrastructure Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the sixth-month fiscal period ended May 31, 2022 (the “Period”), the Cushing® NextGen Infrastructure Fund (formerly known as Cushing® MLP Infrastructure Fund) (Class I shares) (the “Fund”) delivered a -6.03% total return, versus total returns of 14.47% for the S&P Global Infrastructure Index, the Fund’s benchmark index, and -8.86% for the S&P 500 Index.

Market and Strategy Overview

The Fund continues to invest among these themes:

●	Clean & Sustainable Infrastructure – Renewable energy, sustainable and water

●	Communication & Technology Infrastructure – Data storage, information highway, and payments

●	Energy Infrastructure – Power and midstream energy

●	Industrial Infrastructure – Toll roads, freight transportation, ports and airports

The Period saw an underperformance of high-growth stocks and rotation into defensive and inflation-protected stocks. While the Fund had a nice positive contribution from Energy Infrastructure, Clean & Sustainable Infrastructure and Communication & Technology Infrastructure lagged. The Fund also had a positive contribution from Industrial Infrastructure. The Fund’s benchmark has >90% of its exposure to utilities, which traded higher with rising inflation, resulting in the relative underperformance.

The Fund’s four unique themes each have their own secular drivers that have historically been complimentary in periods when one of the themes lags. This Period saw extreme performances at both ends of the spectrum. Energy Infrastructure as the clear winner, as Russia’s invasion of Ukraine kicked off a global energy crisis. On the other side, Clean & Sustainable Infrastructure lagged because of cost of goods inflation and new solar tariffs. However, we believe that the Fund’s holdings are being overly punished and should resume growth.

Fund Performance & Positioning

The best contributing sector to performance by a wide margin was Midstream Energy, while Vertical Software and Public infrastructure also were positive. Midstream benefitted from the recovery in energy prices but also from vastly improved investor sentiment towards oil & gas. The Fund’s top three contributors were all midstream energy companies: Energy Transfer (ET), Targa Resources (TRGP), and Western Midstream (WES).

The largest detracting sectors were Power Management, Data Centers, and New Energy Vehicles. All of these sectors are high growth and were sold as investors rotated out of growth names. The two largest single-name detractors were Fluence Energy (FLNC) and Stem (STEM) which are both battery-based energy storage companies. The companies put up record orders but in the short term margins are being impacted by rising commodity and supply chain prices. The third worst performing name was Chinese data center GDS Holdings (GDS), which declined on Chinese regulation and lockdowns. We believe that the headwinds facing all three companies are temporary, and continue to own positions in all three.

Outlook

This period showed the importance of infrastructure, especially for energy supply. As countries focus on “energy independence,” natural gas and clean energy will play a significant role immediately, which we believe creates a long-term tailwind for infrastructure investing. The winds of change are here and here to stay.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely ,

Jerry V. Swank
Chairman

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks.

The Fund invests in infrastructure companies, which may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Sustainable infrastructure investments are subject to certain additional risks including high dependency upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets; adverse impacts from the reduction or discontinuation of tax benefits and other similar subsidies that benefit sustainable infrastructure companies; dependency on suitable weather condition and risk of damage to components used in the generation of renewable energy by severe weather; adverse changes and volatility in the wholesale market price for electricity in the markets served; the use of newly developed, less proven, technologies and the risk of failure of new technology to perform as anticipated; and dependence on a limited number of suppliers of system components and the occurrence of shortages, delays or component price changes. There is a risk that regulations that provide incentives for renewable energy could change or expire in a manner that adversely impacts the market for sustainable infrastructure companies generally. Technology and communications infrastructure investments are subject to certain additional risks including rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; high research and development costs; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; frequent new product introductions and new market entrants; cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data, denial of service attacks, unauthorized access to relevant systems, compromises to networks or devices that the information infrastructure companies use, or operational disruption or failures in the physical infrastructure or operating systems, potentially resulting in, among other things, financial losses, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs.

The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net total returns reflect the deduction of applicable withholding taxes. Indices include the reinvestment of dividends and do not include fees or expenses. It is not possible to invest directly in an index.

Global Clean Equity Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the six-month period ended May 31, 2022 (the “Period”), the Global Clean Equity Fund (Class I shares) (the “Fund”) delivered a total return of -31.32%, versus a -9.35% total return for the MSCI ACWI Net index, the Fund’s benchmark index. This compares to major clean indices of -27.52% for the NASDAQ Clean Edge Green Energy Index and -14.10% for S&P Global Clean Energy Index.

Market and Strategy Overview

The Period was exceptionally volatile for clean energy. The Period saw an underperformance of high-growth stocks and rotation into defensive and inflation-protected stocks. The market’s focus was on rising interest rates and inflation. While the market’s concerns are valid in the short term, fundamentals for clean equities improved during the period. Consensus revenue estimates for the Fund’s holdings have increased +2.2% the last three months1.

Renewables

The ongoing war in Ukraine has created a new global awareness for the costs and sources of energy. The response from the EU shows that renewable energy, driven by their economic advantage, will be the future2:

●	Double solar capacity to 320GW by 2025, and nearly double again to 600GW by 2030.

●	Have 45% of all electricity come from renewables by 2030

●	Reduce the regulatory burden of developing renewable projects

●	Require all buildings, new and existing, to have solar panels by 2029.

The overall market for clean energy adoption is accelerating, but that does not mean there will not be hiccups. Currently the US is having disruptions in solar installations because of political tariff debates. This creates opportunities to invest in revolutionary companies at discounted prices. We believe that the unsubsidized economic advantages of clean energy will win out and lead to attractive long-term investment returns. We still see plentiful attractive opportunities in the future.

EVs

Electric vehicles appeared to be at an adoption tipping point as we entered 2022. Global auto manufacturers spend nearly 40% of their capital expenditures on developing EVs3. The entire industry is committed to EVs because they see it as their profitable future. And it’s easy to see why. According to a recent Ernest &Young study4:

●	52% of global consumers plan to purchase an EV as their next vehicle.

●	Preference for fully electric car has tripled since 2020.

●	Environmental concerns and lower total cost of ownership are the driving reasons for adoption.

[1]	Two year forward estimate. Last three month revision as of 6/17/2022
[2]	European Commission. REPowerEU Plan. 5/18/2022
[3]	Wolfe Research “Wolfe Research Auto Daily” 1/7/2022
[4]	Ernest & Young. “EY Mobility Consumer Index 2022 Study” May 2022.

The desire to adopt has only accelerated during 2022. We have no doubt that EVs are the future and EV companies have tremendous performance ahead of them. Near term, we worry that high EV prices will be impacted by shrinking consumer disposable incomes. Inflation of other goods makes it harder to justify the ~25% premium buyers pay upfront for an EV5. The lower cost of ownership EVs provide by having cheaper fueling and less maintenance help offset this somewhat.

Fund Performance

Top contributing sectors during the period were mobility and multi utilities. The largest contributors were Spanish solar developers Solaria Energia (SLR), solar panel manufacturer Maxeon Solar Technologies (MAXN), and European utility Iberdrola (IBE). All of these companies benefitted from a strong solar international solar market.

The largest detractors were new energy vehicles, renewable suppliers, and power management. All of these sectors were hit by rising cost of materials that have caused near term headwinds to margins. The first and third worst performers are both battery-based energy storage companies: Fluence Energy (FLNC) and Stem (STEM). The companies put up record orders but in the short-term margins are being impacted by rising commodity and supply chain prices. The second worst performing holding was Chinese EV manufacturer Nio (NIO), which was impacted by Covid shutdowns and increased Chinese regulation. The fund still owned all three names at the end of the period.

Outlook

We first started investing in Clean Energy in 2018, motivated by our view of the favorable emission metrics and favorable unit economics of clean solutions in energy and transportation. Our efforts to invest in the space were echoed by emission reduction goals set forward by corporations, governments, and investors. We also saw an increased awareness amongst consumers that further accelerated the adoption of clean solutions in energy and transportation. An additional secular catalyst has emerged in the first half of the fiscal year, and that is the rush for “Energy Independence”, and we believe that clean energy solutions will play a significant role immediately. We also believe that we will see a global push towards “Energy Independence” and not just from The European Union. The winds of change are here and here to stay.

The Fund invests among these themes:

●	Clean Energy – Renewable energy, sustainable and charging

●	Clean Infrastructure – Electrical transmission, smart cities, and waste

●	Clean Transportation – New energy vehicles, batteries, and future mobility

●	Clean Water – Treatment, management, and infrastructure

[5]	BNEF. “Electric Vehicle Cost Competitiveness” 7/5/2022

Our view is that a broad approach positions us well, especially when one theme is out of favor, such as Clean Energy has been during the period.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank

Chairman

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks.

The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Small-cap and mid-cap companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities of these types of companies have limited market liquidity, and their prices may be more volatile. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

The MSCI ACWI index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 27 emerging markets. The NASDAQ Clean Edge Green Energy Index is a modified market capitalization-weighted index designed to track the performance of companies that are manufacturers, developers, distributors and/or installers of clean-energy technologies. The indices include reinvested dividends by do not include fees or expenses. It is not possible to invest directly in an index.

Cushing® NextGen Infrastructure Fund Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
May 31, 2022	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	-7.85%	n/a	3.10%	12/18/17
Class A (with sales load)	-12.92%	n/a	1.80%	12/18/17

Class I	-7.64%	2.73%	7.56%	3/1/10

S&P Global Infrastructure Index Net TR	11.58%	5.60%	6.83%	3/1/10

S&P 500 Index	-0.30%	13.38%	13.51%	3/1/10

(1)	Performance figures for Class I shares reflect the historical performance of the Predecessor Fund for periods prior to December 18, 2017.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-878-4080 or by visiting www.cushingfunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.50%. Class I is not subject to a sales charge or maximum deferred sales charge.

The S&P Global Infrastructure Index Net TR is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Global Clean Equity Fund Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
May 31, 2022	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	-26.14%	n/a	18.38%	1/31/20
Class A (with sales load)	-30.21%	n/a	15.55%	1/31/20

Class I	-25.96%	n/a	18.63%	1/31/20

MSCI ACWI Net TR USD Index	-6.78%	n/a	8.70%	1/31/20

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-878-4080 or by visiting www.cushingfunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.50%. Class I is not subject to a sales charge or maximum deferred sales charge.

The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Cushing® NextGen Infrastructure Fund Expense Example (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from December 1, 2021 through May 31, 2022, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the fiscal year and held for the entire period from December 1, 2021 through May 31, 2022.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the fiscal period from December 1, 2021 through May 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 12/01/2021	Ending Account Value (Based on Actual Returns and Expenses) 5/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 5/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$938.30	$7.25	$1,017.45	$7.54	1.50%
Class I Shares	$1,000.00	$939.70	$6.04	$1,018.70	$6.29	1.25%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 182 (to reflect the period). The table above represents the actual expenses incurred during the period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

Global Clean Equity Fund Expense Example (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from December 1, 2021 through May 31, 2022, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the fiscal year and held for the entire period from December 1, 2021 through May 31, 2022.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the fiscal period from December 1, 2021 through May 31, 2022. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 12/01/2021	Ending Account Value (Based on Actual Returns and Expenses) 5/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 5/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$686.30	$5.89	$1,017.95	$7.04	1.40%
Class I Shares	$1,000.00	$686.80	$4.84	$1,019.20	$5.79	1.15%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 182 (to reflect the period). The table above represents the actual expenses incurred during the period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

Cushing® NextGen Infrastructure Fund Allocation of Portfolio Assets(1) (Unaudited) May 31, 2022 (Expressed as a Percentage of Total Investments)

Solar Energy Equipment (2)	11.2%
Towers (2)(4)	9.2%
Large Cap MLP (3)	7.8%
Data Centers (2)(4)	7.7%
Large Cap Diversified C Corps (2)(3)	6.9%
IT Services (2)	4.1%
LNG Midstream (2)	4.0%
Natural Gas Gatherers & Processors (3)	3.9%
YieldCo (2)(3)	3.2%
Diversified Renewable Generation (2)	3.0%
Industrials (2)	2.9%
Engineering & Construction (2)	2.6%
Natural Gas Transportation & Storage (2)	2.6%
Solar Generation (2)	2.5%
Energy Metering & Management (2)	2.3%
Wind Generation (2)	2.3%
Wind Equipment (2)	2.2%
Cloud Services (2)	2.1%
Machinery (2)	2.0%
Solar Developer (2)	2.0%
Wind Energy Equipment (2)	1.7%
Solar Equipment (2)	1.6%
Short-Term	1.4%
Marine & Ports (2)	1.3%
Tollroads (2)	1.3%
Electric Vehicle Charging (2)	1.3%
New Energy Vehicle (2)	1.2%
Renewable Distribution (2)	1.2%
Communication Services (2)	1.1%
Telecommunications (2)	1.1%
Gas PowerGen Utility (2)	1.1%
Hydrogen Equipment (2)	0.8%
Integrated Utility (2)	0.4%
100.0%

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Real Estate Investment Trusts

Global Clean Equity Fund Allocation of Portfolio Assets(1) (Unaudited) May 31, 2022 (Expressed as a Percentage of Total Investments)

Solar Energy Equipment (2)	21.1%
New Energy Vehicle (2)	9.5%
Solar Developer (2)	7.0%
Solar Generation (2)	5.8%
Industrials (2)	4.2%
Diversified Renewable Generation (2)	3.9%
Energy Metering & Management (2)	3.8%
Electric Vehicle OEM (2)	3.0%
Wind Generation (2)	3.0%
Utilities (2)	2.8%
Metering & Pumps (2)	2.6%
Wind Energy Equipment (2)	2.5%
Wind Equipment (2)	2.5%
Water Tech & Equipment (2)	2.0%
Electric Vehicle Charging (2)	2.0%
Smart Grid (2)	1.7%
Short-Term Investments	1.3%
Renewable Generation (2)	1.3%
Gas PowerGen Utility (2)	1.1%
Advanced Drive Assistance Systems (2)	1.0%
Semiconductor Manufacturing (2)	1.0%
Electric Vehicle Components (2)	0.9%
Hydrogen Equipment (2)	0.9%
Energy & Construction (2)	0.9%
Solar Equipment (2)	0.8%
Power Semiconducter (2)	0.8%
Other Renewable Generation (2)	0.7%
YieldCo (2)	11.9%
100.0%

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stocks

Cushing® NextGen Infrastructure Fund
Schedule of Investments (Unaudited)	May 31, 2022

Common Stock — 68.4%	Shares	Fair Value
Cloud Services — 2.0%
Microsoft Corporation	2,000	$543,740

Communication Services — 1.1%
Infrastrutture Wireless Italiane SpA(1)	26,000	289,311

Data Centers — 0.4%
Chindata Group Holdings Ltd.(1)(2)	14,000	104,860

Diversified Renewable Generation — 2.9%
Renew Energy Global plc(1)(2)	110,076	770,532

Electric Vehicle Charging — 1.2%
ChargePoint Holdings, Inc.(2)	11,746	150,231
EVGO, Inc.(2)	18,792	180,027
		330,258
Energy Metering & Management — 2.2%
Fluence Enercy, Inc.(2)	44,000	431,200
STEM, Inc.(2)	20,000	172,800
		604,000
Engineering & Construction — 2.6%
Eiffage(1)	4,500	444,932
Infrastructure and Energy Alternatives, Inc.(2)	30,000	243,900
		688,832
Gas PowerGen Utility — 1.0%
AES Corporation	12,500	275,500

Hydrogen Equipment — 0.8%
Nel ASA(1)(2)	137,806	215,031

Industrials — 2.8%
Plug Power, Inc.(2)	40,250	743,820

Integrated Utility — 0.3%
Enel Societa Per Azioni(1)	15,000	96,900

IT Services — 4.0%
21Vianet Group, Inc.(1)(2)	90,184	509,540
GDS Holdings Ltd.(1)(2)	20,000	559,800
		1,069,340
Large Cap Diversified C Corps — 4.4%
Cheniere Energy, Inc.	8,720	1,192,634

LNG Midstream — 3.9%
NextDecade Corporation(2)	25,000	179,000
Targa Resources Corporation	12,000	864,240
		1,043,240

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund
Schedule of Investments (Unaudited)	May 31, 2022 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Machinery — 2.0%
Chart Industries Inc.(2)	3,000	$527,640

Marine & Ports — 1.3%
Hamburger Hafen(1)	20,000	350,406

Natural Gas Transportation & Storage — 2.6%
Equitrans Midstream Corporation	87,500	688,625

New Energy Vehicle — 1.2%
Niu Technologies(1)(2)	41,095	321,774

Renewable Distribution — 1.1%
Iberdola S.A.(1)	25,375	300,608

Solar Developer — 1.9%
Azure Power Global Ltd.(2)	34,912	518,792

Solar Energy Equipment — 10.9%
Array Technologies, Inc.(2)	17,338	192,105
Enphase Energy, Inc.(2)	4,850	903,021
SolarEdge Technologies, Inc.(2)	4,000	1,091,160
Sunrun, Inc.(2)	27,873	728,043
		2,914,329
Solar Equipment — 1.5%
FTC Solar Inc.(2)	44,776	181,343
Maxeon Solar Technologies Ltd.(1)(2)	18,712	223,796
		405,139
Solar Generation — 2.4%
Solaria Energia y Medio Ambiente, S.A.(1)(2)	28,000	651,687

Telecommunications — 1.1%
Vodafone Group plc(1)	17,007	282,996

Tollroads — 1.3%
Atlantia SpA(1)	14,070	340,916

Towers — 4.2%
Cellnex Telecom S.A.(1)	17,500	789,623
SBA Communications Corporation	1,000	336,610
		1,126,233
Wind Energy Equipment — 1.7%
Vestas Wind System(1)	17,500	447,131

Wind Equipment — 2.2%
Siemens Gamesa Renewable Energy S.A.(1)(2)	30,000	578,428

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund
Schedule of Investments (Unaudited)	May 31, 2022 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Wind Generation — 2.2%
Orsted A/S(1)(3)	5,226	$591,388

YieldCo — 1.2%
Atlantica Sustainable Infrastructure plc(1)	10,000	326,500

Total Common Stock (Cost $17,990,129)		$18,340,590

Master Limited Partnerships and Related Companies — 15.5%	Units
Large Cap Diversified C Corps — 2.2%
Plains All American Pipeline, L.P.	53,000	$603,670

Large Cap MLP — 7.6%
Energy Transfer, L.P.	95,000	1,107,700
MPLX, L.P.	27,946	920,821
		2,028,521
Natural Gas Gathering & Processing — 3.8%
DCP Midstream, L.P.	15,000	538,650
Western Midstream Partners, L.P.	17,000	470,050
		1,008,700
Yield Co — 1.9%
NextEra Energy Partners, L.P.	7,000	501,550
Total Master Limited Partnerships (Cost $2,988,422)		$4,142,441

Real Estate Investment Trusts — 11.7%	Shares
Data Centers — 7.0%
Digital Reality Trust, Inc.	3,400	$474,606
Equinix, Inc.	700	480,963
Keppel DC REIT(1)	619,558	931,564
		1,887,133
Towers — 4.7%
American Tower Corporation	3,843	984,308
Crown Castle International Corporation	1,450	274,992
		1,259,300
Total Real Estate Investment Trusts (Cost $3,279,201)		$3,146,433

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund
Schedule of Investments (Unaudited)	May 31, 2022 — (Continued)

Short-Term Investments — Investment Companies — 1.3%	Shares	Fair Value
First American Government Obligations Fund - Class X, 0.01%(4)	177,138	$177,138
First American Treasury Obligations Fund - Class X, 0.03%(4)	177,138	177,138
Total Short-Term Investments (Cost $354,276)		$354,276
Total Investments — 96.9% (Cost $24,612,028)		$25,983,740
Other Assets in Excess of Liabilities — 3.1%		823,298
Total Net Assets Applicable to Unitholders — 100.0%		$26,807,038

Percentages are stated as a percent of net assets.

(1)	Foreign issued security. Foreign concentration is as follows: Spain 8.66%, Cayman Islands 5.58%, and United Kingdom 5.15%.
(2)	No distribution or dividend was made during the period ended May 31, 2022. As such, it is classified as a non-income producing security as of May 31, 2022.
(3)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors. As of May 31, 2022, the value of these investments was $591,388 or 2.21% of total net assets.

(4)	Rate reported is the current yield as of May 31, 2022.

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund
Schedule of Investments (Unaudited)	May 31, 2022

Common Stock — 98.0%	Shares	Fair Value
Advanced Drive Assistance Systems — 1.0%
Aptiv plc(1)(2)	1,250	$132,800

Diversified Renewable Generation — 3.8%
Renew Energy Global plc(1)(2)	72,778	509,446

Electric Vehicle Charging — 2.0%
ChargePoint Holdings, Inc.(2)	12,500	159,875
EVGO, Inc.(2)	10,411	99,737
		259,612
Electric Vehicle Components — 0.9%
Sensata Technologies Holding plc SHS(1)	2,589	124,350

Electric Vehicle OEM — 3.0%
Nio, Inc.(1)(2)	22,962	399,309

Energy & Construction — 0.9%
Infrastructure and Energy Alternatives, Inc.(2)	14,000	113,820

Energy Metering & Management — 3.7%
Fluence Energy, Inc.(2)	22,500	220,500
Generac Holdings, Inc.(2)	660	163,073
Stem, Inc.(2)	13,000	112,320
		495,893
Gas PowerGen Utility — 1.1%
AES Corporation	6,500	143,260

Hydrogen Equipment — 0.9%
Nel ASA(1)(2)	77,000	120,150

Industrials — 4.2%
Plug Power, Inc.(2)	29,816	551,000

Metering & Pumps — 2.6%
Xylem, Inc.	4,040	340,370

New Energy Vehicle — 9.4%
Niu Technologies(1)(2)	85,144	666,678
Tesla, Inc.(2)	763	578,552
		1,245,230
Other Renewable Generation — 0.7%
FuelCell Energy, Inc.(2)	22,686	93,013

Power Semiconductor — 0.8%
Infineon Technology(1)	3,233	100,444

Renewable Distribution — 1.3%
Iberdola S.A.(1)	14,573	172,641

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund
Schedule of Investments (Unaudited)	May 31, 2022 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Semiconductor Manufacturing — 1.0%
Wolfspeed, Inc.(2)	1,700	$127,891

Smart Grid — 1.6%
Itron, Inc.(2)	2,880	148,637
Landis & Gyr Group(1)	1,204	70,104
		218,741
Solar Developer — 6.9%
Azure Power Global Ltd.(1)(2)	42,851	636,766
Sunnova Energy International, Inc.(2)	14,000	280,000
		916,766
Solar Energy Equipment — 21.0%
Array Technologies Inc.(2)	8,275	91,687
Enphase Energy, Inc.(2)	3,574	665,443
First Solar, Inc.(2)	2,297	162,191
Maxeon Solar Technologies Ltd.(1)(2)	28,407	339,748
Shoals Technology Group, Inc.(2)	13,000	202,800
SolarEdge Technologies, Inc.(2)	2,382	649,786
Sunrun, Inc.(2)	25,356	662,299
		2,773,954
Solar Equipment — 0.8%
FTC Solar Inc.(2)	26,309	106,551

Solar Generation — 5.8%
Solaria Energia y Medio Ambiente, S.A.(1)(2)	32,739	761,985

Utilities — 2.8%
Enel S.p.A.(1)	37,809	245,325
RWE AG(1)	2,879	126,720
		372,045
Water Tech & Equipment — 2.0%
Energy Recovery, Inc.(2)	6,663	134,659
Evoqua Water Technologies Corporation(2)	3,708	131,968
		266,627
Wind Energy Equipment — 2.5%
Vestas Wind System(1)	12,993	331,975

Wind Equipment — 2.5%
Siemens Gamesa Renewable Energy S.A.(1)(2)	17,078	329,280

Wind Generation — 3.0%
Orsted A/S(1)(3)	3,524	398,785

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund
Schedule of Investments (Unaudited)	May 31,2022 — (Continued)

Common Stock (Continued)	Shares	Fair Value
YieldCo — 11.8%
Atlantica Sustainable Infrastructure plc(1)	14,000	$457,100
Clearway Energy, Inc.	11,694	409,875
Innergex Renewable Energy(1)	11,719	158,063
NextEra Energy Partners, L.P.	7,430	532,359
		1,557,397
Total Common Stock (Cost $12,859,641)		$12,963,335

Short-Term Investments — Investment Companies — 1.3%
First American Government Obligations Fund - Class X, 0.01%(4)	88,732	$88,732
First American Treasury Obligations Fund - Class X, 0.03%(4)	88,732	88,732
Total Short-Term Investments (Cost $177,464)		$177,464
Total Investments — 99.3% (Cost $13,037,105)		$13,140,799
Other Assets in Excess of Liabilities — 0.7%		88,909
Total Net Assets Applicable to Unitholders — 100.0%		$13,229,708

Percentages are stated as a percent of net assets.

(1)	Foreign issued security. Foreign concentration is as follows: Spain 9.55%, United Kingdom 8.25%, and Cayman Islands 8.06%.
(2)	No distribution or dividend was made during the period ended May 31, 2022. As such, it is classified as a non-income producing security as of May 31, 2022.
(3)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors. As of May 31, 2022, the value of these investments was $398,785 or 3.01% of total net assets.

(4)	Rate reported is the current yield as of May 31, 2022.

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Statements of Assets & Liabilities (Unaudited) May 31, 2022

	Cushing NextGen Infrastructure Fund	Global Clean Equity Fund
Assets
Investments at fair value (1)	$25,983,740	$13,140,799
Receivable from Adviser, net	—	12,365
Receivable for investments sold	923,253	329,128
Receivable from broker	44,510	—
Receivable for shares sold	5,100	100
Interest receivable	120	60
Dividends receivable	4,099	6,312
Prepaid expenses	82,097	43,025
Total assets	27,042,919	13,531,789
Liabilities
Payable to Adviser, net	2,758	—
Payable for investments purchased	143,442	225,082
Payable for Fund shares redeemed	6,340	—
Payable for 12b-1 distribution fee	462	1,414
Accrued expenses and other liabilities	82,879	75,585
Total liabilities	235,881	302,081
Net assets	$26,807,038	$13,229,708
Net Assets Consist of
Additional paid-in capital	$30,021,472	$17,930,827
Accumulated net losses	(3,214,434)	(4,701,119)
Net assets	$26,807,038	$13,229,708

Unlimited shares authorized, no par value	Class A	Class A
Net assets	$518,293	$86,906
Shares issued and outstanding	29,291	6,796
Net asset value, redemption price and minimum offering price per share	$17.69	$12.79
Maximum offering price per share (2)	$18.72	$13.53

	Class I	Class I
Net assets	$26,288,745	$13,142,802
Shares issued and outstanding	1,460,840	1,021,882
Net asset value, redemption price and minimum offering price per share	$18.00	$12.86

(1)	Investments, at cost	$24,612,028	$13,037,105

(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50% for NextGen and 5.50% for Clean

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Statements of Operations (Unaudited) Period from December 1, 2021 through May 31, 2022

	Cushing NextGen Infrastructure Fund	Global Clean Equity Fund
Investment Income
Distributions and dividends	$319,125	$61,044
Less: return of capital on distributions	(265,648)	(68,394)
Less: foreign taxes withheld	(9,274)	(3,717)
Distribution and dividend income	44,203	(11,067)
Interest income	144	194
Other Income	1	1
Total Investment Income	44,348	(10,872)
Expenses
Advisory fees	116,629	65,787
Accounting and Administrator fees	46,195	48,506
Transfer agent expense	30,224	21,759
Professional fees	26,349	25,240
Blue Sky Expense	23,022	19,600
Trustees’ fees	16,892	11,894
Custodian fees and expenses	9,087	6,728
Insurance expense	7,055	3,904
Reports to shareholders	3,088	1,904
Other expense	2,980	235
Registration fees	910	1,073
12b-1 distribution fee - Class A	904	131
Total expenses	283,335	206,761
Less: expense waived by Adviser	(107,938)	(117,388)
Net expenses	175,397	89,373
Net Investment Loss	(131,049)	(100,245)
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(3,475,254)	(4,441,026)
Change in unrealized appreciation/depreciation on investments	1,407,284	(2,167,875)
Net Realized and Unrealized Loss on Investments	(2,067,969)	(6,608,901)
Decrease in Net Assets Applicable to Shareholders Resulting from Operations	$(2,199,019)	$(6,709,146)

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Statements of Changes in Net Assets

	Cushing NextGen Infrastructure Fund		Global Clean Equity Fund
	Period from December 1, 2021 through May 31, 2022 (Unaudited)	Fiscal Year Ended November 30, 2021	Period from December 1, 2021 through May 31, 2022 (Unaudited)	Fiscal Year Ended November 30, 2021
Operations
Net investment loss	$(131,049)	$(29,136)	$(100,245)	$(66,396)
Net realized gain (loss) on investments	(3,475,254)	3,609,853	(4,441,026)	2,583,836
Net change in unrealized appreciation/depreciation on investments	1,407,284	(3,551,180)	(2,167,875)	(2,340,154)
Net increase (decrease) in net assets resulting from operations	(2,199,019)	29,537	(6,709,146)	177,286
Distributions to Class A Shareholders
Distributions from distributable earnings	(47,551)	(31,545)	(19,047)	(5,527)
Return of capital	—	—	—	—
Distributions to Class I Shareholders
Distributions from distributable earnings	(1,817,557)	(926,454)	(2,132,086)	(310,023)
Return of capital	—	—	—	—
Total dividends and distributions to Fund shareholders	(1,865,108)	(957,999)	(2,151,133)	(315,550)
Capital Share Transactions
Proceeds from shareholder subscriptions	288,980	25,691,473	331,035	17,751,215
Dividend reinvestments	1,032,889	582,756	1,040,278	200,926
Payments for redemptions	(4,998,521)	(6,148,448)	(2,091,590)	(6,034,753)
Net increase (decrease) in net assets from capital share transactions	(3,676,652)	20,125,781	(720,277)	11,917,388
Total increase (decrease) in net assets	(7,740,779)	19,197,319	(9,580,556)	11,779,124
Net Assets
Beginning of period	34,547,817	15,350,498	22,810,264	11,031,140
End of period	$26,807,038	$34,547,817	$13,229,708	$22,810,264

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund Financial Highlights

Class A Shares	Period from December 1, 2021 through May 31, 2022 (Unaudited)		Fiscal Year Ended November 30, 2021	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019	Period From December 18, 2017(1) through November 30, 2018
Per Common Share Data (2)
Net Asset Value, beginning of period	$20.08		$19.99	$15.33	$18.08	$20.00
Income from Investment Operations:
Net investment income (loss) (3)	(0.10)		(0.08)	0.03	(0.19)	0.12
Net realized and unrealized gain (loss) on investments	(1.15)		1.22	5.14	(1.46)	(1.07)
Net increase (decrease) from investment operations	(1.25)		1.14	5.17	(1.65)	(0.95)
Less Distributions to Common Stockholders:
Net investment income	(1.14)		(1.05)	(0.51)	—	(0.09)
Return of capital	—		—	—	(1.10)	(0.88)
Total distributions to common stockholders	(1.14)		(1.05)	(0.51)	(1.10)	(0.97)
Net Asset Value, end of period	$17.69		$20.08	$19.99	$15.33	$18.08
Total Investment Return (5)	(6.17	)%(4)	5.77%	34.34%	(9.49)%	(5.06	)%(4)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$518		$864	$436	$444	$252
Ratio of expenses to average net assets before waiver (6)	2.29%		2.65%	4.02%	2.82%	2.20%
Ratio of expenses to average net assets after waiver (6)	1.50%		1.50%	1.50%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets after waiver (6)	(1.20)%		(0.39)%	0.21%	(1.09)%	0.85%
Portfolio turnover rate (7)	131.71	%(4)	177.18%	314.43%	74.23%	76.11	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class A share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Total investment return does not include the impact of the front-end sales load.
(6)	Annualized for periods less than one full year.
(7)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund Financial Highlights

Class I Shares	Period from December 1, 2021 through May 31, 2022 (Unaudited)		Fiscal Year Ended November 30, 2021	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018(1)		Fiscal Year Ended November 30, 2017(1)
Per Common Share Data (2)
Net Asset Value, beginning of period	$20.37		$20.22	$15.46	$18.14	$19.51		$22.21
Income from Investment Operations:
Net investment income (loss) (3)	(0.08)		(0.03)	0.08	(0.15)	0.14		(0.14)
Net realized and unrealized gain (loss) on investments	(1.15)		1.23	5.19	(1.43)	(0.31)		(1.18)
Net increase (decrease) from investment operations	(1.23)		1.20	5.27	(1.58)	(0.17)		(1.32)
Less Distributions to Common Stockholders:
Net investment income	(1.14)		(1.05)	(0.51)	—	(0.09)		—
Return of capital	—		—	—	(1.10)	(1.11)		(1.39)
Total distributions to common stockholders	(1.14)		(1.05)	(0.51)	(1.10)	(1.20)		(1.39)
Net Asset Value, end of period	$18.00		$20.37	$20.22	$15.46	$18.14		$19.51
Total Investment Return	(6.03	)%(4)	5.95%	34.77%	(9.07)%	(1.17)%		(5.94)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$26,289		$33,683	$14,915	$13,228	$61,119		$36,660
Ratio of expenses to average net assets before waiver (5)	2.04%		2.39%	3.77%	2.57%	1.91%		1.79%
Ratio of expenses to average net assets after waiver (5)	1.25%		1.25%	1.25%	1.50%	1.50%		1.50%
Ratio of net investment income (loss) to average net assets after waiver (5)	(0.95)%		(0.13)%	0.46%	(0.84)%	0.69%		(0.66)%
Portfolio turnover rate (6)	131.71	%(4)	177.18%	314.43%	74.23%	76.11	%(7)	N/A
Portfolio turnover rate of Master Fund	N/A		N/A	N/A	N/A	N/A		85.91%

(1)

On December 18, 2017, The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”) was reorganized into The Cushing® MLP Infrastructure Fund. Information presented prior to December 18, 2017 is that of the Predecessor Fund. Per share amounts for the period prior to December 15, 2017 have been adjusted for a share conversion that occurred effective with the reorganization on December 15, 2017. The effect of the share conversion in connection with the reorganization was to multiply the number of outstanding shares of the Fund by the respective conversion factor of 35.809, with a corresponding decrease in the net asset value per share. This transaction did not change the net assets of the Fund or the value of a shareholder’s investment.

(2)	Information presented relates to a Class I share outstanding for the entire fiscal year.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(7)	Covers the period from December 18, 2017 through November 30, 2018, subsequent to the reorganization of the Predecessor Fund into the Fund.

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund Financial Highlights

Class A Shares	Period from December 1, 2021 through May 31, 2022 (Unaudited)		Fiscal Year Ended November 30, 2021	Period From January 31, 2020(1) through November 30, 2020
Per Common Share Data (2)
Net Asset Value, beginning of period	$20.93		$20.52	$10.00
Income from Investment Operations:
Net investment loss (3)	(0.11)		(0.17)	(0.08)
Net realized and unrealized gain (loss) on investments	(6.02)		1.13	10.69
Net increase (decrease) from investment operations	(6.13)		0.96	10.61
Less Distributions to Common Stockholders:
Net investment income	(2.01)		(0.55)	(0.09)
Return of capital	—		—	—
Total distributions to common stockholders	(2.01)		(0.55)	(0.09)
Net Asset Value, end of period	$12.79		$20.93	$20.52
Total Investment Return (5)	(31.37	)%(4)	4.65%	106.34	%(4)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$87		$205	$231
Ratio of expenses to average net assets before waiver (6)	2.92%		3.18%	6.40%
Ratio of expenses to average net assets after waiver (6)	1.40%		1.35%	1.40%
Ratio of net investment loss to average net assets after waiver (6)	-1.54%		-0.78%	(0.66)%
Portfolio turnover rate (7)	64.00	%(4)	88.38%	39.68	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class A share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Total investment return does not include the impact of the front-end sales load.
(6)	Annualized for periods less than one full year.
(7)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund Financial Highlights

Class I Shares	Period from December 1, 2021 through May 31, 2022 (Unaudited)		Fiscal Year Ended November 30, 2021	Period From January 31, 2020(1) through November 30, 2020
Per Common Share Data (2)
Net Asset Value, beginning of period	$21.02		$20.56	$10.00
Income from Investment Operations:
Net investment loss (3)	(0.09)		(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments	(6.06)		1.12	10.70
Net increase (decrease) from investment operations	(6.15)		1.01	10.65
Less Distributions to Common Stockholders:
Net investment income	(2.01)		(0.55)	(0.09)
Return of capital	—		—	—
Total distributions to common stockholders	(2.01)		(0.55)	(0.09)
Net Asset Value, end of period	$12.86		$21.02	$20.56
Total Investment Return	(31.32	)%(4)	4.89%	106.74	%(4)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$13,143		$22,606	$10,800
Ratio of expenses to average net assets before waiver (5)	2.67%		2.93%	6.15%
Ratio of expenses to average net assets after waiver (5)	1.15%		1.10%	1.15%
Ratio of net investment loss to average net assets after waiver (5)	-1.29%		-0.53%	(0.41)%
Portfolio turnover rate (6)	64.00	%(4)	88.38%	39.68	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class I share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Notes to Financial Statements (Unaudited) May 31, 2022

1. Organization

Cushing® Mutual Funds Trust (the “Trust”) was organized as a Delaware statutory trust on September 12, 2017 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of two series (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the Cushing® NextGen Infrastructure Fund (“NextGen”) and the Global Clean Equity Fund (“Clean”). The Funds are managed by Cushing® Asset Management, LP (“Adviser”).

NextGen’s investment objective is to seek current income and capital appreciation. NextGen commenced operations on December 18, 2017 following the completion of the reorganization of The Cushing MLP Infrastructure Fund I (the “Predecessor Fund”) with and into NextGen. The Predecessor Fund commenced operations on March 1, 2010. NextGen offers two classes of shares, Class A and Class I. Class A shares are subject to a maximum 5.50% front-end sales charge. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets. The accounting and performance history of the Predecessor Fund were re-designated as that of the Class I Shares of NextGen.

Clean’s investment objective is to seek capital appreciation. Clean commenced operations on January 31, 2020. Clean offers two classes of shares, Class A and Class I. Class A shares are subject to a maximum 5.50% front-end sales charge. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets.

2. Significant Accounting Policies

A. Basis of Presentation

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. Each Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

B. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C. Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Funds’ Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of each Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii) Each Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

D. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions and dividends (collectively, referred to as “Distributions”) are recorded on the ex-dividend date.

Distributions received from NextGen’s investments in master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”) generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, NextGen uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after NextGen’s fiscal year end.

The Funds estimate the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31,2022, NextGen has estimated approximately 59% of the Distributions from its portfolio investments to be return of capital. For the period ended May 31, 2022, Clean has estimated approximately 36% of the Distributions from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis. Each Fund offers multiple classes of shares which differ in their respective distribution fees. All shareholders bear the common expenses of each Fund. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees, are allocated directly to that class.

E. Distributions to Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The character of Distributions to common shareholders made during the period may differ from their ultimate characterization for federal income tax purposes.

For the fiscal year ended November 30, 2021, NextGen’s Distributions were 100%, or $957,999 ordinary income. For the period ended May 31, 2022, NextGen’s Distributions are expected to be 100%, or $1,865,108, ordinary income.

For the fiscal year ended November 30, 2021, Clean’s Distributions were 100%, or $315,550 ordinary income. For the period ended May 31, 2022, Clean’s Distributions are expected to be 100%, or $2,151,133, ordinary income.

For Federal income tax purposes, Distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, each Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The final character of Distributions paid for the period ended May 31, 2022 will be determined in early 2023.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income distributions and capital gains distributions automatically reinvested in shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

F. Federal Income Taxation

Each Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, each Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, each Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). Each Fund intends to distribute at least annually, substantially all of such income and gain. If a Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if a Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates. Clean utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Each Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

G. Cash and Cash Equivalents

The Funds consider all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

H. Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Master Limited Partnerships

At May 31, 2022, NextGen had 15.5% of its net assets invested in MLPs and non-MLP midstream companies. As of May 31, 2022, NextGen invested less than 25% of its total assets in securities of MLPs that qualify as publicly traded partnerships under the IRC. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. NextGen invests in MLPs receiving partnership taxation treatment under the IRC, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. NextGen’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

J. Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

K. Foreign Currency

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers. Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems. NextGen’s, and Clean’s investment in foreign securities represented 36.0% and 46.0% of their net assets, respectively, for the period ended May 31, 2022.

3. Concentrations of Risk

Because NextGen and Clean will be concentrated in the group of industries constituting the energy and energy infrastructure sectors, each Fund will be more susceptible to the risks associated with those sectors than if it were more broadly diversified over numerous industries and sectors of the economy. Companies in the energy and energy infrastructure sectors may be affected by fluctuations in the prices of energy commodities. The highly cyclical nature of the industries in which companies in the energy and energy infrastructure sectors operate may adversely affect the earnings or operating cash flows of such companies or the ability of such companies to borrow money or raise capital needed to fund their continued operations. A significant decrease in the production of energy commodities could reduce the revenue, operating income and operating cash flows of certain companies in the energy and energy infrastructure sectors and, therefore, their ability to make distributions or pay dividends. A sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of certain companies in the energy and energy infrastructure sectors. General changes in market sentiment towards the energy and energy infrastructure sectors may adversely affect NextGen and Clean, and the performance of investments in the energy and energy infrastructure sectors may lag behind the broader market as a whole. The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and national gas prices, and may continue to experience relatively high volatility for a prolonged period. Such conditions may negatively impact NextGen and Clean and their respective shareholders. The Adviser may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that NextGen’s and Clean’s performance will correlate with any increase in oil and gas prices.

The Funds may invest in non-U.S. companies. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems. Some of the foreign securities in which the Funds invests will be denominated in a foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds’ assets. However, the Funds may engage in foreign currency transactions to attempt to protect themselves against fluctuations in currency exchange rates in relation to the U.S. dollar. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. However, the Funds may receive less timely information or have less control than if they invested directly in the foreign issuer.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (“EU”) and the two sides entered into a transition phase, where the UK effectively remained in the EU from an economic perspective, but no longer had any political representation in the EU parliament. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK.

On December 30, 2020, the UK and the EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and the EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The UK’s exit from the EU is expected to result in additional trade costs and disruptions in this trading relationship. Furthermore, there is the possibility that either party may impose tariffs on trade in the future in the event that regulatory standards between the EU and the UK diverge. The terms of the future relationship may cause continued uncertainty in the global financial markets, and adversely affect the performance of the Fund.

In addition to the effects on the Fund’s investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as the new relationship between the UK and EU is further defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.

4. Agreements and Related Party Transactions

Each Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”).

Under the terms of the Agreement, NextGen has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 0.85% of the average daily net assets of the Fund. The Adviser earned $116,629 in advisory fees for the period ended May 31, 2022.

Under the terms of the Agreement, Clean has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 0.85% of the average daily net assets of the Fund. The Adviser earned $65,787 in advisory fees for the period ended May 31, 2022.

The Adviser has agreed to waive or reimburse NextGen and Clean for certain Fund operating expenses such that the total annual Fund operating expenses ((exclusive of management fees for Clean, inclusive of management fees for NextGen) and any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.25% for each class of NextGen Class A Shares and Class I Shares and 1.15% for each class of Clean Class A Shares and Class I Shares, subject to possible recoupment from the applicable Fund in future years on a rolling three year basis (within the three years after the date that such expenses have been waived or reimbursed); provided, however, that such recoupment will not cause the Fund’s expense ratio to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees before March 31, 2023 and may be modified or terminated by the Adviser at any time thereafter. The Funds have not recorded a liability in the amount of expense reimbursements available for recoupment due to an assessment that such recoupment is not probable as of May 31, 2022.

NextGen

Period Incurred	Amount Waived/ Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
November 30, 2019	$326,456	$—	$326,456	November 30, 2022
November 30, 2020	291,746	—	291,746	November 30, 2023
November 30, 2021	232,857	—	232,857	November 30, 2024
May 31, 2022	107,938	—	107,938	November 30, 2025
	$958,997	$—	$958,997

Clean

Period Incurred	Amount Waived/ Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
November 30, 2020	$180,528	$—	$180,528	November 30, 2023
November 30, 2021	224,207	—	224,207	November 30, 2024
May 31, 2022	117,388	—	117,388	November 30, 2025
	$522,123	$—	$522,123

The Funds have engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (“Fund Services) to serve as the Funds’ administrator and accountant. Fund Services also serves as the Funds’ transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. U.S. Bank, N.A. serves as the Fund’s custodian. Fees paid to trustees for their services to the Funds are reflected as Trustee’ fees on the Statements of Operations.

5. Income Taxes

It is each Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Also, in order to avoid the payment of any federal excise taxes, each Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $9,239 to additional paid-in capital and $9,239 from accumulated net losses for NextGen and $533,752 to additional paid-in capital and $533,752 from accumulated net losses for Clean.

The following information is provided on a tax basis as of November 30, 2021:

NextGen

Cost of investments	$36,428,230
Gross unrealized appreciation	2,936,375
Gross unrealized depreciation	(3,559,766)
Net unrealized depreciation	(623,391)
Undistributed ordinary income	1,436,820
Undistributed long-term gains	36,264
Other temporary differences	—
Accumulated net gains	$849,693

Clean

Cost of investments	$20,742,099
Gross unrealized appreciation	3,653,923
Gross unrealized depreciation	(1,594,429)
Net unrealized appreciation	2,059,494
Undistributed ordinary income	1,897,223
Undistributed long-term gains	202,443
Other temporary differences	—
Accumulated net gains	$4,159,160

As of November 30, 2021, NextGen utilized $2,152,938 of capital loss carryforwards during the fiscal year ended November 30, 2021 and Clean does not have any capital loss carryforwards.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning with November 30, 2018 remain subject to examination by the tax authorities in the United States. Due to the nature of each Fund’s investments, the Funds may be required to file income tax returns in several states. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6. Fair Value Measurements

Various inputs that are used in determining the fair value of the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

NextGen

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of May 31, 2022	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock (a)	$18,340,590	$18,340,590	$—	$—
Master Limited Partnerships & Related Companies (a)	4,142,441	4,142,441	—	—
Real Estate Investment Trusts (a)	3,146,433	3,146,433	—	—
Total Equity Securities	25,629,464	25,629,464	—	—
Other
Short-Term Investments (a)	354,276	354,276	—	—
Total Assets	$25,983,740	$25,983,740	$—	$—

Clean

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of May 31, 2022	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock (a)	$12,963,335	$12,963,335	$—	$—
Other
Short-Term Investments (a)	177,464	177,464	—	—
Total Assets	$13,140,799	$13,140,799	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. NextGen and Clean did not hold Level 3 investments at any time during the period ended May 31, 2022.

7. Investment Transactions

For the period ended May 31, 2022, NextGen purchased (at cost) and sold securities (proceeds) in the amount of $36,430,638 and $42,995,953 (excluding short-term securities), respectively.

For the period ended May 31, 2022, Clean purchased (at cost) and sold securities (proceeds) in the amount of $9,973,440 and $10,266,490 (excluding short-term securities), respectively.

8. Share Transactions

Transactions of shares of NextGen were as follows:

	Period from December 1, 2021 through May 31, 2022		Fiscal Year Ended November 30, 2021
Class A Shares	Amount	Shares	Amount	Shares
Sold	$24,210	1,392	$620,361	29,573
Dividends Reinvested	28,805	1,624	26,095	1,276
Redeemed	(278,658)	(16,780)	(198,908)	(9,597)
Net Increase (Decrease)	$(225,643)	(13,764)	$447,548	21,252

	Fiscal Year Ended November 30, 2021		Period from December 1, 2021 through May 31, 2022
Class I Shares	Amount	Shares	Amount	Shares
Sold	$25,071,111	1,172,594	$264,770	14,226
Dividends Reinvested	556,661	26,877	1,004,084	55,743
Redeemed	(5,949,539)	(283,669)	(4,719,863)	(262,711)
Net Increase (Decrease)	$19,678,233	915,802	$(3,451,009)	(192,742)

Transactions of shares of Clean were as follows:

	Fiscal Year Ended November 30, 2021		Period from December 1, 2021 through May 31, 2022
Class A Shares	Amount	Shares	Amount	Shares
Sold	$1,333,358	57,239	$82,500	4,979
Dividends Reinvested	5,527	266	19,047	1,158
Redeemed	(1,320,475)	(58,984)	(150,708)	(9,110)
Net Increase (Decrease)	$18,410	(1,479)	$(49,161)	(2,973)

	Fiscal Year Ended November 30, 2021		Period from December 1, 2021 through May 31, 2022
Class I Shares	Amount	Shares	Amount	Shares
Sold	$16,417,857	760,227	$248,535	14,678
Dividends Reinvested	195,399	9,192	1,021,231	61,960
Redeemed	(4,714,279)	(219,185)	(1,940,882)	(130,399)
Net Increase (Decrease)	$11,898,977	550,234	$(671,116)	(53,761)

*	Commencement of operations.

9. Subsequent Events

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of May 31, 2022.

Cushing Mutual Funds Trust Additional Information (Unaudited) May 31, 2022

Trustee and Executive Officer Compensation

The Trust does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended May 31, 2022, the aggregate compensation paid by NextGen and Clean to the independent trustees was $16,892 and $11,894, respectively. The Trust did not pay any special compensation to any of its trustees or officers. The Trust continuously monitors standard industry practices, and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from each Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Trust’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Trust undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that each Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities owned by each Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Trust toll-free at (800)236-4424 and on the Trust’s website at www.cushingfunds.com. Information regarding how each Fund voted proxies are also available to shareholders without charge on the SEC’s website at www.sec.gov.

Form N-PORT

The Trust files a complete schedule of portfolio holdings of each fund for each month of each fiscal year with the SEC on Form N-PORT. The Trust’s Form N-PORT for the third month of each Fund’s fiscal quarter and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Trust’s Form N-PORT at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

For the period ended May 31, 2022, the portfolio turnover rate for NextGen and Clean was 131.71% and 64.00%, respectively. Portfolio turnover may vary greatly from period to period. The Funds do not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and each Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund.

The Fund was organized and commenced operations as a “non-diversified fund,” which meant that the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. However, the Fund’s portfolio has been diversified for over three years. As a result, in accordance with the position of the Staff of the SEC, the Fund has changed its status to that of a diversified fund, and will continue to operate as such.

Without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities, the Fund will not, with respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

Privacy Policy

In order to conduct its business, the Trust collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections.

We do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker. We do not disclose any nonpublic personal information about you, the Funds’ other shareholders or the Funds’ former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Statement Regarding the Trust’s Liquidity Risk Management Program

The Trust has adopted and implemented a written liquidity risk management program (the “LRM Program”) and related procedures to manage each Fund’s liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Liquidity Rule requires that each Fund establish a liquidity risk management program in order to effectively manage the Fund’s liquidity and shareholder redemptions. The Liquidity Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interests of its remaining investors.

The Board has appointed the Adviser as administrator of the LRM Program and related policies and procedures (the “Program Administrator”). As permitted under the LRM Program, the Program Administrator enlisted the services of U.S. Bancorp Global Fund Services, LLC (“USBFS”), fund administrator to the Trust, to assist with its responsibilities under the Program. Pursuant to this delegation, USBFS handles the day to day operation of the Trust’s LRM Program.

The Liquidity Rule requires the Funds to assess, manage and review their liquidity risk at least annually, considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. Each Fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

In accordance with the LRM Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

●	Highly liquid investments – cash or convertible to cash within three business days or less;

●	Moderately liquid investments – convertible to cash in three to seven calendar days;

●	Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days; or

●	Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors, including various market, trading and investment specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a Fund’s illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments and requires certain reporting anytime a Fund’s holdings of illiquid investments exceed 15% of net assets. The LRM Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments. During the review period, no Fund exceeded the 15% limit on illiquid investments.

The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or “HLIM”). The LRM Program includes provisions for determining, periodically reviewing and complying with the HLIM requirement as applicable. During the review period, each Fund primarily held highly liquid investments and therefore was exempt from the requirement to adopt an HLIM and to comply with the related requirements under the Liquidity Rule.

Per the Trust’s LRM Program, the Program Administrator is required to, among other things, provide an annual report to the Board which includes: (1) an assessment of the liquidity risk of each Fund, (2) an assessment of the operation of the LRM Program (and any related policies and procedures, including the Program Administrator Procedures) and the adequacy and effectiveness of their implementation; (3) a review of the operation of each Fund’s highly liquid investment minimum (as applicable) and the adequacy and effectiveness its implementation; (4) a discussion of any occurrences throughout the year when a Fund has exceeded the 15% Limit; (5) any changes to the LRM Program (and any related policies and procedures, including the Program Administrator Procedures) deemed by the Program Administrator to be material; and (6) such other information requested by the Board from time to time.

At the November 18, 2021 meeting of the Trust’s Board of Trustees, the Board received a written report prepared by the Program Administrator that addressed the operation of the LRM Program, assessed its adequacy and effectiveness and described any material changes made to the Program. The report included that, during the reporting period, the were no changes made to the LRM Program, there were no material liquidity events that impacted any Fund, and each Fund held sufficient highly liquid assets to meet Fund redemptions. The report concluded that since each Fund seeks to invest in highly liquid investments, its liquidity risk is relatively low and, accordingly, no additional measures should be implemented regarding management of each Fund’s liquidity risk. In addition, the report concluded that the LRM Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk.

Cushing Mutual Funds Trust Board Approval of Investment Management Agreement (Unaudited) May 31, 2022

On May 27, 2021, the Board of Trustees (members of which are referred to collectively as the “Trustees”) of Cushing Mutual Funds Trust (the ‘Trust”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between Cushing® Asset Management, LP (the “Adviser”) and the Trust (comprising Cushing NextGen Infrastructure Fund (“NextGen”) and Global Clean Equity Fund (“Global Clean Equity”) (collectively referred to as the “Funds”)).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Trustees are responsible for oversight of the operations of the Funds and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Trustees received and reviewed information provided by the Adviser. The Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board received and considered information regarding the nature, extent and quality of services provided to each Fund under the Advisory Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Board reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Board also reviewed the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, strategies, policies, and restrictions of each Fund.

The Board considered the background and experience of the Adviser’s management in connection with each Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of each Fund and the extent of the resources devoted to research and analysis of each Fund’s actual and potential investments.

The Board also reviewed certain of the Adviser’s policies and procedures, including the Adviser’s Code of Ethics.

The Board determined that the nature, extent and quality of services to be rendered by the Adviser under each Advisory Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board considered the information they received comparing each Fund’s contractual annual advisory fee and overall expenses, to the extent available, with a peer group of competitor mutual funds determined by FUSE Research Network LLC (“FUSE”). The Board discussed the funds contained in the peer groups and universes and the general methodology used by FUSE in preparing its report.

With respect to NextGen, the Trustees determined that the Fund’s contractual advisory fee of 0.85% was in the second most expensive quartile with respect to its peer group and universe and the Fund’s total net expense ratio of 1.25% (Class I shares) was in the most expensive quartile with respect to its peer group and universe.

With respect to Global Clean Equity, the Trustees determined that the Fund’s contractual advisory fee of 0.85% was in the second most expensive quartile with respect to its peer group and the second least expensive quartile with respect to its universe. The Trustees also determined that the Fund’s total net expense ratio of 1.10% (Class I shares) was in the most expensive quartile with respect to its peer group and second most expensive quartile with respect to its universe.

Consideration of Investment Performance

The Board noted that it regularly reviews the performance of the Funds throughout the year. The Board reviewed performance information provided by FUSE for periods ending February 28, 2022, comparing the performance of the Funds against its universe over several time horizons, and using different performance metrics.

The Trustees determined that NextGen’s performance was in the lowest performing quartile for its peer group and universe over the one-, three-, and five-year and since inception periods. The Trustees noted that for the period since the Fund’s inception, the Fund’s peer group was very small consisting of only five funds (including the Fund).

The Trustees noted the relatively short period since the Global Clean Equity’s inception on January 31, 2020 and determined that Global Clean Equity’s performance was in the lowest performing quartile with respect to its peer group and universe over the one-year period, and in the highest performing quartile with respect to its peer group and universe for the period since the Fund’s inception.

The Board considered the changes in the Funds’ performance rankings since the prior Advisory Agreement renewal in 2021 and the various factors causing such a rapid change in Fund performance, including the Funds’ particular investment strategies and size. The Trustees also considered the third-party performance data for each Fund provided in connection with the previous Advisory Agreement renewal, noting that in certain cases and especially with respect to NextGen and Global Clean Equity, the one-year performance information significantly impacted the Funds’ longer-term performance rankings.

Consideration of Comparable Accounts

The Board reviewed the other accounts and investment vehicles managed by the Adviser and discussed the similarities and differences between these accounts and the Funds.

The Board determined that, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to any Fund was not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by that Fund.

Consideration of Profitability

The Board received and considered a profitability analysis prepared by the Adviser, using a template developed in consultation with counsel to the Independent Trustees, that set forth the fees payable by each Fund under each Agreement and the expenses incurred by the Adviser in connection with the operation of each Fund. The Board used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser with respect to each Fund. The Board separately considered the profitability of the Adviser with respect to each Fund. Based on such information, the Trustees determined that each Fund was unprofitable for the Adviser, both before and after distribution expenses, largely because of each Fund’s relatively small size.

Consideration of Economies of Scale

The Board considered whether economies of scale in the provision of services to a Fund had been or would be passed along to the shareholders under the Agreement. The Board determined there were no material economies of scale accruing to the Adviser in connection with its relationship with each Fund.

Consideration of Other Benefits

The Board reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with each Fund, including but not limited to soft dollar arrangements. The Board determined there were no material incidental benefits accruing to the Adviser in connection with its relationship with any Fund.

Conclusion

In approving the Advisory Agreement and the fees charged under the Advisory Agreement, the Board concluded that no single factor reviewed by the Board was identified by the Board to be determinative as the principal factor in whether to approve the Advisory Agreement. The summary set out above describes the most important factors, but not all matters, considered by the Board in coming to its decision regarding the Advisory Agreement. On the basis of such information as the Board considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Advisory Agreement. It was noted that it was the judgment of the Board that approval of the Advisory Agreement was consistent with the best interests of the Fund and its shareholders.

Cushing Mutual Funds Trust

TRUSTEES Brian R. Bruce Andrea N. Mullins Ronald P. Trout Jerry V. Swank
EXECUTIVE OFFICERS John H. Alban Chief Executive Officer and President Blake R. Nelson Chief Financial Officer Mathew J. Calabro Chief Compliance Officer
INVESTMENT ADVISER Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas, TX 75201
ADMINISTRATOR U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

CUSTODIAN U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
TRANSFER AGENT U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, IL 60606
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 2323 Victory Avenue, Suite 2000 Dallas, TX 75219

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

Cushing Mutual Funds Trust
is distributed by Quasar Distributors, LLC

CUSHING®
ASSET MANAGEMENT

Cushing® Asset Management, LP
300 Crescent Court, Suite 1700
Dallas, TX 75201
(800) 236-4424
www.cushingfunds.com
www.cushingasset.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Mutual Funds Trust

By (Signature and Title)	/s/ John H. Alban
John H. Alban, President & Chief Executive Officer

Date	August 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John H. Alban
John H. Alban, President & Chief Executive Officer

Date	August 8, 2022

By (Signature and Title)	/s/ Blake R. Nelson
Blake R. Nelson, Chief Financial Officer

Date	August 8, 2022